                                                                    Exhibit 10.8


                               TERM LOAN AGREEMENT
                                       AND
               FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

         This Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement (the "Amendment"), effective as of April 18, 1997, is made and entered into by and among Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky Inc."), Five Star Enterprises Ltd., a Cayman Islands corporation ("Five Star"), Lifestyle Footwear, Inc., a Delaware corporation ("Lifestyle") (the foregoing parties being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), Bank One, Columbus, NA, a national banking association ("Bank One"), The Huntington National Bank, a national banking association ("HNB")(Bank One and HNB shall be referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, Columbus, NA, as Agent, acting in the manner and to the extent described in Article IX of the Agreement referred to herein (in such capacity, the "Agent").

                             BACKGROUND INFORMATION
                             ----------------------

         A. The Borrowers, Bank One, HNB and the Agent entered into a certain Revolving Credit Loan Agreement, dated as of January 28, 1997 (the "Agreement"), pursuant to which Bank One and HNB agreed to provide revolving credit loans to the Borrowers, upon and subject to the terms and conditions as set forth in the Agreement.

         B. The Borrowers have requested that (i) the amount of the revolving credit loans provided by the Banks to the Borrowers pursuant to the Agreement be increased, and (ii) the Banks provide term loans to the Borrowers in the aggregate amount of $3,000,000.

         C. The Banks are willing to provide (i) the increase in the amount of the revolving credit loans, and (ii) the term loans, upon and subject to the terms and conditions as hereinafter set forth.

                                   PROVISIONS
                                   ----------

         NOW, THEREFORE, in consideration of the foregoing, the provision of the agreements and covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks, the Agent and the Borrowers hereby agree as follows (capitalized terms not defined herein shall have the meanings set forth in the Agreement):

         SECTION 1. AMENDMENT OF THE AGREEMENT.

             (a) The following definitions set forth in Section 1.1 of the Agreement shall be amended in their entireties to provide as follows:

         "AGGREGATE COMMITMENT" shall mean the collective, but several, Commitments of the Banks to make Revolving Credit Loans to the Borrowers and issue, provide and fund Commercial L/Cs and Standby L/Cs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this Agreement:

               (i) from April 18, 1997 through and including May 15, 1997, the maximum aggregate amount of $25,000,000;

               (ii) from May 16, 1997 through and including December 31,1997, the maximum aggregate amount of $42,000,000;

               (iii) from January 1, 1998 through and including May 15, 1998, the maximum aggregate amount of $25,000,000;

               (iv) from May 16, 1998 through and including December 31,1998, the maximum aggregate amount of $42,000,000; and

               (v) from January 1, 1999 through and including April 30, 1999, the maximum aggregate amount of $25,000,000.

         "BANK ONE NOTE" shall mean the Amended and Restated Master Business Loan Note, dated April 18, 1997, executed by the Borrowers and payable to the order of Bank One in the maximum principal amount of $25,200,000, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time. This note amends and restates in its entirety the Master Business Loan Note dated January 28, 1997, in the original principal amount of $21,000,000, executed by the Borrower and payable to the order of Bank One.

         "COMMITMENT" shall mean:

         (a) with respect to Bank One, the commitment of Bank One to make Revolving Credit Loans to the Borrowers and issue, provide and fund Commercial L/Cs and Standby L/Cs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this Agreement:

                      (i) from April 18, 1997 through and including May 15,1997, the maximum aggregate amount of $15,000,000;

                      (ii) from May 16, 1997 through and including December 31,1997, the maximum aggregate amount of $25,200,000;

                      (iii) from January 1, 1998 through and including May 15,
            1998, the maximum aggregate amount of $15,000,000;

                   (iv) from May 16, 1998 through and including December 31,1998, the maximum aggregate amount of $25,200,000; and

                   (v) from January 1, 1999 through and including April 30, 1999, the maximum aggregate amount of $15,000,000.

         (b) with respect to HNB, the commitment of HNB to make Revolving
     Credit Loans to the Borrowers and to purchase participations from Bank One with respect to Commercial L/Cs and Standby L/Cs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this Agreement:

                   (i) from April 18, 1997 through and including May 15,1997, the maximum aggregate amount of $10,000,000;

                   (ii) from May 16, 1997 through and including December 31, 1997, the maximum aggregate amount of $16,800,000;

                   (iii) from January 1, 1998 through and including May 15, 1998, the maximum aggregate amount of $10,000,000;

                   (iv) from May 16, 1998 through and including December 31, 1998, the maximum aggregate amount of $16,800,000; and

                   (v) from January 1, 1999 through and including April 30, 1999, the maximum aggregate amount of $10,000,000.

          "COMMITMENT PERIOD" shall mean the period of time from April 18, 1997 through and including April 30, 1999, as such date may be extended as provided in Section 2.4(b).

          "HNB NOTE" shall mean the Amended and Restated Master Business Loan Note, dated April 18, 1997, executed by the Borrowers and payable to the order of HNB in the maximum principal amount of $16,800,000, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time. This note amends and restates in its entirety the Master Business Loan Note dated January 28, 1997, in the original principal amount of $14,000,000, executed by the Borrower and payable to the order of HNB.

          (b) Section 7.2(a) of the Agreement shall be amended in its entirety to provide as follows:

          (a) INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness or liability for borrowed money, except for: (i) Indebtedness to the Banks pursuant to this Agreement; (ii) term loans in the aggregate amount of

         $3,000,000 by the Banks to the Borrowers pursuant to promissory notes dated April 18, 1997; (iii) Indebtedness existing as of January 28, 1997; and (iv) accounts payable and other liabilities created in the ordinary course of business, including but not limited to obligations described in Sections 7.2(c) and (d), but not including any liability or Indebtedness incurred in connection with the borrowing of money.

         (c) The "and" at the end of Section 7.2(b)(v) of the Agreement shall be deleted; the period at the end of Section 7.2(b)(vi) of the Agreement shall be deleted and replace with "; and"; and a new Section 7.2(b)(vii) shall be added to the Agreement as follows:

              (vii) Liens in favor of the Banks and/or the Agent for the benefit of the Banks.

         (d) Section 7.2(l)(ii) of the Agreement shall be amended in its entirety to provide as follows:

              (ii) CONSOLIDATED TANGIBLE NET WORTH. Permit Consolidated Tangible Net Worth to be less than (A) $25,906,000 as of December 31, 1996; (B) $24,250,000 as of March 31, 1997 through June 30, 1997; and
         (C) $26,000,000 thereafter, which amount shall increase annually on the last day of each Fiscal Year (commencing with the Fiscal Year ending December 31, 1997) by an amount equal to (x) 50% of Consolidated Earnings for such Fiscal Year (but not decreased by any losses), plus (y) 75% of the net proceeds (after related costs and expenses) from the sale of equity securities of Rocky Inc. pursuant to a public offering of such securities which occurs during such Fiscal Year.

         (e) Section 7.2(l)(v) of the Agreement shall be amended in its entirety to provide as follows:

              (v) CAPITAL EXPENDITURES. Permit Capital Expenditures to exceed (x) $2,750,000 in the Fiscal Year ending December 31, 1996,
         (y) $3,000,000 in the Fiscal Year ending December 31, 1997, and (z) $2,500,000 in each Fiscal Year thereafter.

    SECTION 2. TERM LOANS.

               (a) TERM LOANS. The Banks severally agree, subject to the terms and conditions hereof, to make term loans (the "Term Loans") to the Borrowers on the date of this Amendment in the aggregate principal sum of $3,000,000, with the Term Loan from Bank One being in the principal amount of $1,800,000, and the Term Loan from HNB being in the principal amount of $1,200,000.

               (b) PROMISSORY NOTES. The Term Loans to the Borrowers pursuant hereto shall be evidenced by the Term Loan Notes of the Borrowers of even date herewith in the forms attached hereto as Exhibits C and D (the "Term Loan Notes"), payable to the order of each respective Bank and evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Term Loans made by the Banks, together with interest thereon. Among other terms, the rate of interest, time for payment of principal and/or interest, right to prepay, late charges and default rate of interest with respect to the Term Loans shall be as set forth in the Term Loan Notes.

               (c) USE OF PROCEEDS. The proceeds of the Term Loans shall be used by the Borrowers to refinance certain Revolving Credit Loans, the proceeds of which were used to purchase fixed assets, and as such will be used to reduce the current outstanding balance of Revolving Credit Loans.

               (d) TERM LOANS TO BE GOVERNED BY THE AGREEMENT. The Term Loans, the Term Loan Notes and the Borrowers shall be subject to the terms and conditions of the Agreement, as amended hereby and as may be hereafter amended, modified, supplemented, extended, restated or replaced from time to time, which shall remain in effect for the Term Loans regardless of termination of the Agreement and/or the Revolving Credit Loans and any other credit facility described in the Agreement. Without limiting the generality of the foregoing, the Agent shall act as agent for the Banks in connection with the Term Loans, in accordance with and subject to Article 9 of the Agreement.

        SECTION 3. CONDITIONS TO BANKS' OBLIGATIONS. The obligations of the Banks to enter into this Amendment and be bound by the terms hereof and to make the Term Loans are subject to the satisfaction of the following conditions precedent:

            (a) DELIVERY OF DOCUMENTS. Contemporaneously with or before the execution of this Amendment by the Banks, the Agent shall have received the following, each in form and substance satisfactory to the Banks and their counsel:

                   (i) AMENDED AND RESTATED PROMISSORY NOTES. The Amended and Restated Master Business Loan Notes in the form of Exhibits A and B attached hereto, duly executed by the Borrowers;

                   (ii) TERM LOAN NOTES. The Term Loan Notes in the form of Exhibits C and D attached hereto, duly executed by the Borrowers;

                   (iii) AMENDMENT TO MORTGAGE. The First Amendment to Open-End Mortgage, Security Agreement and Assignment of Rents and Leases in the form of Exhibit E attached hereto, duly executed by Rocky Inc.;

                   (iv) UPDATED TITLE REPORT. Updated title report as to the real property owned by Rocky Inc. showing no adverse changes in the status or title thereto or additional Liens thereon;

                   (v) CERTIFIED RESOLUTIONS. Certified copies of (i) the corporate resolutions of each Borrower authorizing the execution and delivery of this Amendment and all documents and instruments referred to herein and the transactions contemplated hereby and thereby;

                   (vi) SECRETARY'S CERTIFICATE. Signed copy of (i) a certificate of the Secretary or Assistant Secretary of each Borrower, which shall certify the names of the officers of such Borrower authorized to sign this Amendment and the other documents or certificates of such Borrower to be executed and delivered pursuant hereto; and

                   (vii) OTHER REQUIREMENTS. Such other certificates, documents and other items as the Banks, in their reasonable discretion, deem necessary or desirable.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrowers in this Amendment shall be true and correct in all material respects as of the date hereof.

      SECTION 4. TRUTH OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Borrowers hereby represent and warrant that the following shall be true and correct as of the date of this Amendment:

            (a) The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as if made on and as of such date unless stated to relate to a specific earlier date;

            (b) No event or condition exists which constitutes a Default or an Event of Default;

            (c) All financial information heretofore provided to the Banks and the Agent is true, accurate and complete in all material respects; and

            (d) Neither this Amendment nor any other document, certificate or written statement furnished to the Banks or to the Agent by or on behalf of the Borrowers in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

      SECTION 5. REAFFIRMATION OF LIABILITY. The Borrowers hereby reaffirm their respective liability to the Banks and the Agent under the Agreement and all other agreements and instruments executed by the Borrowers for the benefit of the Banks and the Agent in connection with the Agreement (the "Bank Documents"). In addition, the Borrowers agree that the Banks and the Agent have performed all of their respective obligations under the Agreement and the Bank Documents and that neither Bank nor the

Agent is currently in default under any obligation any of them have or ever did have to the Borrowers under the Agreement, the Bank Documents or any other agreement.

      SECTION 6. EFFECTIVENESS OF AGREEMENT. All of the terms, covenants and conditions of, and the obligations of the Borrowers under, the Agreement and the Bank Documents shall remain in full force and effect as amended hereby.

      SECTION 7. PRESERVATION OF EXISTING SECURITY INTERESTS. Each mortgage, security interest, pledge, assignment, lien or other conveyance or encumbrance of any right, title, or interest in any Collateral or other property of any kind delivered to the Banks and/or the Agent at any time by the Borrowers or any Person in connection with the Agreement or the Bank Documents or to secure the performance of the obligation of the Borrowers under the Agreement and the Bank Documents shall remain in full force and effect following the execution of this Amendment.

      SECTION 8. RESERVATION OF RIGHTS; EFFECTIVE INSOLVENCY PROCEEDING. Nothing herein shall be construed to release, waive, relinquish, discharge, or in any other manner modify or affect the ability of any party hereto to contest the discharge or dischargeability in bankruptcy of the obligation of any Person or entity in connection with the Agreement and the Bank Documents.

      SECTION 9. GOVERNING LAW. This Amendment is being delivered, and is intended to be performed in, the State of Ohio and shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

      SECTION 10. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 12. HEADINGS. The headings of the sections of this Amendment are for convenience only and shall not affect the construction or interpretation of this Amendment.

      SECTION 13. INTERPRETATION. This Amendment is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's length agreements.

      SECTION 14. WAIVER OF JURY TRIAL. THE BANKS, THE AGENT AND EACH BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO

CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE AGREEMENT, THE NOTES, THE OTHER FACILITY DOCUMENTS, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE AGENT'S OR THE BANKS' ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY FACILITY DOCUMENT. NEITHER THE BANKS, THE AGENT NOR ANY BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS, THE AGENT OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

      SECTION 15. WAIVER OF SUBROGATION. Each Borrower expressly waives any and all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security or any other claim (including any claim, as that term is defined in the federal Bankruptcy Code, and any amendments) which such Borrower may now have or later acquire against any other Borrower, any other entity directly or contingently liable for the obligations of the Borrowers under this Amendment, the Agreement and the other Facility Documents or against the Collateral, arising from the existence or performance of such Borrower's obligations under this Amendment, the Agreement and the other Facility Documents.

      SECTION 16. CONFESSION OF JUDGMENT. Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Banks or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where the Agreement and this Amendment was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Agreement, as amended by this Amendment, for all amounts then due thereunder, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Banks or the Agent may have in confessing judgment under the Agreement as amended by this Amendment and consents to payment of a legal fee to any attorney-at-law confessing judgment thereunder. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

BORROWERS:

Rocky Shoes & Boots, Inc.,
 an Ohio corporation

By: /s/ David Fraedrich
   ---------------------
Title: Exec. V.P. & CFO
      ------------------

--------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

--------------------------------------------------------------------------------

FIVE STAR ENTERPRISES LTD.,                            LIFESTYLE FOOTWEAR, INC.,
 A CAYMAN ISLANDS CORPORATION                           A DELAWARE CORPORATION

By: /s/ David Fraedrich                                By: /s/ David Fraedrich
   ---------------------                                  ---------------------
TITLE: Exec. V.P. & CFO                                TITLE: Exec. V.P. & CFO
      ------------------                                     ------------------

BANKS:

BANK ONE, COLUMBUS, NA,
 A NATIONAL BANKING ASSOCIATION


BY: Elizabeth Cadwallader
   ----------------------
TITLE: Vice President
      -------------------

THE HUNTINGTON NATIONAL BANK,
  A NATIONAL BANKING ASSOCIATION


BY: Geoffrey E. Moweuz
   ----------------------
TITLE: Vice President
      -------------------



AGENT:

BANK ONE, COLUMBUS, NA, AS AGENT
 A NATIONAL BANKING ASSOCIATION


BY: Elizabeth Cadwallader
   ----------------------
TITLE: Vice President
      -------------------

                                    EXHIBIT A

                       BANK ONE AMENDED AND RESTATED NOTE
                       ----------------------------------

                 AMENDED AND RESTATED MASTER BUSINESS LOAN NOTE


Due:  April 30, 1999                                                 $25,200,000
No. ________________                                        Date: April 18, 1997


PROMISE TO PAY: On or before April 30, 1999 (or such later date as may be provided in the Loan Agreement (defined below)), for value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation, and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to Bank One, Columbus, NA, a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $25,200,000 or such lesser sum as is indicated on the Bank's records, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate per annum announced from time to time by the Bank as its "prime" rate (which rate may not be the lowest rate charged by the Bank to any of its customers) until maturity, whether by demand, acceleration or otherwise. Such interest rate shall be referred to herein as the "Note Rate." Upon the occurrence of an Event of Default (defined below) hereunder and during the continuance of such, the interest rate per annum shall be 300 basis points above the Note Rate then in effect. Each change in the "prime" rate will immediately change the Note Rate, effective as of the opening of business on the date of the change.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing until paid.

Until maturity, whether by demand, acceleration or otherwise, the Borrower shall pay consecutive monthly installments of interest only commencing May 1, 1997, and continuing on the first day of each month thereafter.

The Borrower may at any time prepay this Note, in whole or in part, without premium or penalty, together with accrued interest on the amount of any such prepayment, in accordance with the terms of the Loan Agreement (defined below).

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

MASTER NOTE: The Bank has authorized a committed credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This Note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this Note shall be the amount reflected from time to time in the records of the Bank, but shall not exceed the face amount of this Note. This Note amends and restates in its entirety the Master Business Loan Note dated January 28, 1997, in the original principal amount of $21,000,000, executed by the Borrower and payable to the order of the Bank, and is the "Bank One Note" identified in the Loan Agreement. This Note evidences the continuing indebtedness under the Loan Agreement and such Bank One Note and is not to be construed as a satisfaction or refinancing of such indebtedness.

CREDIT AGREEMENT: This Note evidences a certain debt under the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, The Huntington National Bank and Bank One, Columbus, NA, as Agent (the "Agent"), dated as of January 28, 1997, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"). Reference is made to the Loan Agreement for additional provisions relating to the debt evidenced by this Note.

SECURITY: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and The Huntington National Bank, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

RELATED DOCUMENTS: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

REPRESENTATIONS BY BORROWER: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC ss.1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR ss.226, et seq.).

                         ADDITIONAL TERMS AND CONDITIONS
                         -------------------------------

EVENTS OF DEFAULT: If any of the following events (each an "Event of Default") occurs:

         1. Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due;

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen (15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1(a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement;

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure: then this Note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANK'S OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE

BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                        Rocky Shoes & Boots, Inc.,
                                         an Ohio corporation


                                        By:
                                           --------------------------------

                                        Title:
                                               ----------------------------


------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

------------------------------------------------------------------------------

Five Star Enterprises Ltd.,                 Lifestyle Footwear, Inc.,
 a Cayman Islands corporation                a Delaware corporation


By:                                         By:
   ---------------------------------            -------------------------------
Title:                                      Title:
      ------------------------------               -----------------------------

                                    EXHIBIT B

                          HNB AMENDED AND RESTATED NOTE
                          -----------------------------

                 AMENDED AND RESTATED MASTER BUSINESS LOAN NOTE


Due:  April 30, 1999                                                 $16,800,000
No. ________________                                        Date: April 18, 1997


PROMISE TO PAY: On or before April 30, 1999 (or such later date as may be provided in the Loan Agreement (defined below)), for value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation, and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to The Huntington National Bank, a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $16,800,000 or such lesser sum as is indicated on the Bank's records, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate per annum announced from time to time by the Agent as its "prime" rate (which rate may not be the lowest rate charged by the Agent to any of its customers) until maturity, whether by demand, acceleration or otherwise. Such interest rate shall be referred to herein as the "Note Rate." Upon the occurrence of an Event of Default (defined below) hereunder and during the continuance of such, the interest rate per annum shall be 300 basis points above the Note Rate then in effect. Each change in the "prime" rate will immediately change the Note Rate, effective as of the opening of business on the date of the change.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing until paid.

Until maturity, whether by demand, acceleration or otherwise, the Borrower shall pay consecutive monthly installments of interest only commencing May 1, 1997, and continuing on the first day of each month thereafter.

The Borrower may at any time prepay this Note, in whole or in part, without premium or penalty, together with accrued interest on the amount of any such prepayment, in accordance with the terms of the Loan Agreement (defined below).

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

MASTER NOTE: The Bank has authorized a committed credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This Note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this Note shall be the amount reflected from time to time in the records of the Bank, but shall not exceed the face amount of this Note. This Note amends and restates in its entirety the Master Business Loan Note dated January 28, 1997, in the original principal amount of $14,000,000, executed by the Borrower and payable to the order of the Bank, and is the "HNB Note" identified in the Loan Agreement. This Note evidences the continuing indebtedness under the Loan Agreement and such HNB Note and is not to be construed as a satisfaction or refinancing of such indebtedness.

CREDIT AGREEMENT: This Note evidences a certain debt under the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, Bank One, Columbus, NA and Bank One, Columbus, NA, as Agent (the "Agent"), dated as of January 28, 1997, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"). Reference is made to the Loan Agreement for additional provisions relating to the debt evidenced by this Note.

SECURITY: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and Bank One, Columbus, NA, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

RELATED DOCUMENTS: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

REPRESENTATIONS BY BORROWER: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC ss.1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR ss.226, et seq.).

                         ADDITIONAL TERMS AND CONDITIONS
                         -------------------------------

EVENTS OF DEFAULT: If any of the following events (each an "Event of Default") occurs:

         1. Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due;

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen (15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1(a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement;

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure: then this Note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANK'S OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE

BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                           Rocky Shoes & Boots, Inc.,
                                            an Ohio corporation


                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

-------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

Five Star Enterprises Ltd.,                 Lifestyle Footwear, Inc.,
 a Cayman Islands corporation                a Delaware corporation


By:                                         By:
   ---------------------------                 ----------------------------
Title:                                      Title:
       -------------------------                   --------------------------

                                    EXHIBIT C

                               BANK ONE TERM NOTE
                               ------------------

                                 TERM LOAN NOTE


Due:  May 1, 2000                                                     $1,800,000
No. ________________                                        Date: April 18, 1997


PROMISE TO PAY: For value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation, and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to Bank One, Columbus, NA, a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $1,800,000, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at one of the following rates, at the option of the Borrower: (i) a variable rate ("Variable Rate") per annum equal to the sum of 0.25% plus the rate per annum announced from time to time by the Agent as its "prime" rate (which rate may not be the lowest rate charged by the Agent to any of its customers), until maturity, whether by demand, acceleration or otherwise; or (ii) a fixed rate ("Fixed Rate") per annum equal to the sum of (y) the yield on United States Treasury issues (as published in The Wall Street Journal, as determined by the Agent) having a comparable term to the remaining term of this Note, plus (z) 275 basis points, until maturity, whether by demand, acceleration or otherwise. Such interest rate in effect at any time shall be referred to herein as the "Note Rate." Upon the occurrence of an Event of Default (defined below) hereunder and during the continuance of such, the interest rate per annum shall be 300 basis points above the Note Rate then in effect. During the period interest is calculated as a floating interest rate under subpart (i) above, each change in the "prime" rate will immediately change the Note Rate, effective as of the opening of business on the date of the change. The interest in effect hereunder shall be the Variable Rate unless and until the Borrower shall give written notice to the Agent of its election to convert to the Fixed Rate. Such conversion from the Variable Rate to the Fixed Rate shall be effective as of the fifth "Business Day" (as defined in the Loan Agreement) after receipt of such notice by the Agent. If the interest rate is so converted from the Variable Rate to the Fixed Rate, the Borrower shall not thereafter have the option to convert the interest rate back to the Variable Rate.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

The Borrower shall pay this principal sum in consecutive monthly installments of $30,000 each, plus accrued interest, commencing on June 1, 1997 and continuing on the same day of each month thereafter until May 1, 2000, at which time the entire balance of unpaid principal, plus accrued interest and other fees, charges and premiums, shall be due and payable immediately. Each payment will be applied first to costs, then to accrued interest, then to principal.

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

PREPAYMENT: The Borrower may prepay all or any part of the principal balance of this Note on one business day's notice to the Agent provided that, in addition to all principal, interest and costs owing at the time of prepayment, if at the time of any such prepayment the Note Rate in effect is the Fixed Rate, the Borrower, if requested by the Bank, pays a prepayment premium equal to the Current Value of (i) the interest that would have accrued on the amount prepaid at the Fixed Rate, minus (ii) the interest that could accrue on the amount prepaid at the Treasury Rate. In both cases, interest will be calculated from the prepayment date to the maturity dates of the installments being prepaid. Such maturity dates shall be determined by applying the prepayment to the scheduled installments of principal in their inverse order of maturity. "Treasury Rate" means the yield, as of the date of prepayment, on United States Treasury issues, selected by the Bank in its discretion, having maturities comparable to the scheduled maturities of the installments being prepaid. "Current Value" means the net present value of the dollar amount of the interest to be earned, discounted at the Treasury Rate. In no event shall the prepayment premium be less than zero. The Borrower's notice of its intent to prepay shall be irrevocable. If the balance of this Note is accelerated in accordance with the terms of this Note, the resulting balance due shall be considered a prepayment due and payable as of the date of acceleration. The Borrower agrees that the prepayment premium is a reasonable estimate of loss and not a penalty. The prepayment premium is payable as liquidated damages for the loss of bargain, and its payment shall not in any way reduce, affect or impair any other obligation of the Borrower under this Note.

CREDIT AGREEMENT: This Note and the Borrower shall be subject to the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, The Huntington National Bank and Bank One, Columbus, NA, as Agent (the "Agent"), dated as of January 28, 1997, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"), which shall remain in effect for the loan evidenced by this Note regardless of termination of any credit facility described in the Loan Agreement or termination or expiration of the Loan Agreement.

SECURITY: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and The Huntington National Bank, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

RELATED DOCUMENTS: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

REPRESENTATIONS BY BORROWER: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC ss.1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR ss.226, et seq.).

                         ADDITIONAL TERMS AND CONDITIONS
                         -------------------------------

EVENTS OF DEFAULT: If any of the following events (each an "Event of Default") occurs:

         1. Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due;

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen

(15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1(a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement;

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure: then this Note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM

MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANK'S OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                         Rocky Shoes & Boots, Inc.,
                                          an Ohio corporation


                                         By:
                                            --------------------------------

                                         Title:
                                                ----------------------------

-------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

Five Star Enterprises Ltd.,                   Lifestyle Footwear, Inc.,
 a Cayman Islands corporation                  a Delaware corporation


By:                                           By:
   ---------------------------                   ----------------------------
Title:                                        Title:
       -------------------------                     --------------------------

                                    EXHIBIT D

                                  HNB TERM NOTE
                                  -------------

                                 TERM LOAN NOTE


Due:  May 1, 2000                                                    $1,200,000
No. ________________                                        Date: April 18, 1997


PROMISE TO PAY: For value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation, and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to The Huntington National Bank, a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $1,200,000, plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at one of the following rates, at the option of the Borrower: (i) a variable rate ("Variable Rate") per annum equal to the sum of 0.25% plus the rate per annum announced from time to time by the Agent as its "prime" rate (which rate may not be the lowest rate charged by the Agent to any of its customers), until maturity, whether by demand, acceleration or otherwise; or (ii) a fixed rate ("Fixed Rate") per annum equal to the sum of (y) the yield on United States Treasury issues (as published in The Wall Street Journal, as determined by the Agent) having a comparable term to the remaining term of this Note, plus (z) 275 basis points, until maturity, whether by demand, acceleration or otherwise. Such interest rate in effect at any time shall be referred to herein as the "Note Rate." Upon the occurrence of an Event of Default (defined below) hereunder and during the continuance of such, the interest rate per annum shall be 300 basis points above the Note Rate then in effect. During the period interest is calculated as a floating interest rate under subpart (i) above, each change in the "prime" rate will immediately change the Note Rate, effective as of the opening of business on the date of the change. The interest in effect hereunder shall be the Variable Rate unless and until the Borrower shall give written notice to the Agent of its election to convert to the Fixed Rate. Such conversion from the Variable Rate to the Fixed Rate shall be effective as of the fifth "Business Day" (as defined in the Loan Agreement) after receipt of such notice by the Agent. If the interest rate is so converted from the Variable Rate to the Fixed Rate, the Borrower shall not thereafter have the option to convert the interest rate back to the Variable Rate.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

The Borrower shall pay this principal sum in consecutive monthly installments of $20,000 each, plus accrued interest, commencing on June 1, 1997 and continuing on the same day of each month thereafter until May 1, 2000, at which time the entire balance of unpaid principal, plus accrued interest and other fees, charges and premiums, shall be due and payable immediately. Each payment will be applied first to costs, then to accrued interest, then to principal.

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five days.

PREPAYMENT: The Borrower may prepay all or any part of the principal balance of this Note on one business day's notice to the Agent provided that, in addition to all principal, interest and costs owing at the time of prepayment, if at the time of any such prepayment the Note Rate in effect is the Fixed Rate, the Borrower, if requested by the Bank, pays a prepayment premium equal to the Current Value of (i) the interest that would have accrued on the amount prepaid at the Fixed Rate, minus (ii) the interest that could accrue on the amount prepaid at the Treasury Rate. In both cases, interest will be calculated from the prepayment date to the maturity dates of the installments being prepaid. Such maturity dates shall be determined by applying the prepayment to the scheduled installments of principal in their inverse order of maturity. "Treasury Rate" means the yield, as of the date of prepayment, on United States Treasury issues, selected by the Bank in its discretion, having maturities comparable to the scheduled maturities of the installments being prepaid. "Current Value" means the net present value of the dollar amount of the interest to be earned, discounted at the Treasury Rate. In no event shall the prepayment premium be less than zero. The Borrower's notice of its intent to prepay shall be irrevocable. If the balance of this Note is accelerated in accordance with the terms of this Note, the resulting balance due shall be considered a prepayment due and payable as of the date of acceleration. The Borrower agrees that the prepayment premium is a reasonable estimate of loss and not a penalty. The prepayment premium is payable as liquidated damages for the loss of bargain, and its payment shall not in any way reduce, affect or impair any other obligation of the Borrower under this Note.

CREDIT AGREEMENT: This Note and the Borrower shall be subject to the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, Bank One, Columbus, NA and Bank One, Columbus, NA, as Agent (the "Agent"), dated as of January 28, 1997, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"), which shall remain in effect for the loan evidenced by this Note regardless of termination of any credit facility described in the Loan Agreement or termination or expiration of the Loan Agreement.

SECURITY: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and Bank One, Columbus, NA, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

RELATED DOCUMENTS: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

REPRESENTATIONS BY BORROWER: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC ss.1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR ss.226, et seq.).

                         ADDITIONAL TERMS AND CONDITIONS
                         -------------------------------

EVENTS OF DEFAULT: If any of the following events (each an "Event of Default") occurs:

         1. Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due;

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen

(15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1(a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement;

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure: then this Note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL,

KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANK'S OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                          Rocky Shoes & Boots, Inc.,
                                           an Ohio corporation


                                          By:
                                             --------------------------------
                                          Title:
                                                 ----------------------------

-------------------------------------------------------------------------------

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

Five Star Enterprises Ltd.,                   Lifestyle Footwear, Inc.,
 a Cayman Islands corporation                  a Delaware corporation


By:                                           By:
   ---------------------------                   ----------------------------

Title:                                        Title:
       -------------------------                     --------------------------

                                    EXHIBIT E

                           FIRST AMENDMENT TO MORTGAGE
                           ---------------------------

                      FIRST AMENDMENT TO OPEN-END MORTGAGE,
              SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES


                (MAXIMUM INDEBTEDNESS NOT TO EXCEED $46,000,000)

         THIS FIRST AMENDMENT TO OPEN-END MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES (the "Amendment") is made and entered into as of the 18th day of April, 1997, by the Mortgagor/Grantor, Rocky Shoes & Boots, Inc., an Ohio corporation, successor by merger to Rocky Shoes & Boots Co. (aka Rocky Shoes and Boots Co.), an Ohio corporation, with its principal place of business located at 39 Canal Street, Nelsonville, Ohio 45764 (the "Borrower"), and the Mortgagee/Grantee, Bank One, Columbus, NA, a national banking association, individually and as Agent, with its principal place of business located at 100 East Broad Street, Columbus, Ohio 43271-0170 ("Bank One").

                             BACKGROUND INFORMATION
                             ----------------------

         A. The payment and performance of certain liabilities and obligations (collectively, the "Obligations") of the Borrower owed to Bank One and The Huntington National Bank ("HNB") are secured by an Open-End Mortgage, Security Agreement and Assignment of Rents and Leases dated as of March 30, 1995 executed by the Borrower, as mortgagor, recorded with the Athens County, Ohio Recorder in Official Record Volume 195, Page 475, on April 7, 1995, as assigned by NBD Bank ("NBD") to Bank One, individually and as Agent (in such capacity as the Agent, the "Agent"), pursuant to an Assignment of Mortgage by NBD to Bank One dated as of February 2, 1996 and recorded with the Athens County, Ohio Recorder in Official Record Volume 217, Page 494 (such mortgage, as so assigned, the "Mortgage"). The Mortgage encumbers the "Property" as defined in the Mortgage, which includes all of the Borrower's estate, right, title and interest in certain real property situated in Athens County, Ohio, as described in the Mortgage.

         B. The Borrower, among other obligors, has requested that Bank One and HNB (collectively referred to the "Banks" and individually as a "Bank") increase the amount of the Obligations, to which the Banks have agreed, provided such increased Obligations will be secured by the Mortgage, which requires that the Mortgage be amended.

                                   PROVISIONS
                                   ----------

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, on behalf of the Banks, and the Borrower agree as follows:

         1. AMENDMENT OF THE MORTGAGE.

         (a) The indebtedness of the Borrower owed to the Banks which is secured by the Mortgage includes the indebtedness described therein as evidenced by the "Loan Documents" (as defined in the Mortgage), as such Loan Documents have been and may hereafter be amended, modified, supplemented, extended, restated or replaced from time to time.

         (b) Because such Loan Documents have been amended, modified, supplemented, extended, restated or replaced and in order to more specifically describe and define such indebtedness evidenced by the Loan Documents as such indebtedness currently exists, and to provide for the requested increase in the amount of the Obligations which are required by the Banks to be secured by the Mortgage, the Mortgage shall be amended as follows:

                  (i) All references to the "Banks" in the Mortgage shall be deemed to be a reference to Bank One and HNB, and the "Mortgagee" under the Mortgage shall continue to be the Agent, for the ratable benefit of Bank One and HNB.

                  (ii) Sections (i)(a) through (i)(h) on page 1 of the Mortgage shall be amended in their entireties to provide as follows:

                           "(i) the repayment of the indebtedness of Borrower owed to the Banks evidenced by the following promissory notes, agreements and documents (all of which shall collectively be referred to as the "Loan Documents"):

                                    (a) Amended and Restated Master Business
         Loan Note dated April 18,1997, executed by, among other obligors, Borrower and payable to the order of Bank One in the maximum principal amount of $25,200,000, which amount or portions thereof may be advanced, repaid and readvanced, maturing on April 30, 1999, which amends and restates the Master Business Loan Note dated January 28, 1997, executed by, among other obligors, Borrower and payable to the order of Bank One in the maximum principal amount of $21,000,000, as the same may be further amended, modified, supplemented, extended, restated or replaced from time to time;

                                    (b) Installment Business Loan Note dated May
         11, 1994, executed by, among other obligors, Borrower and payable to the order of Bank One in the principal amount of $815,000, maturing on May 11, 1999, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time;

                                    (c) Amended and Restated Master Business
         Loan Note dated April 18,1997, executed by, among other obligors, Borrower and payable to the order of HNB in the maximum principal amount of $16,800,000, which amount or portions thereof may be advanced, repaid and readvanced, maturing on April 30, 1999, which amends and restates the Master Business Loan Note dated January 28,1997, executed by, among other obligors, Borrower and payable to the order of HNB in the maximum principal amount of $14,000,000, as the same may be further amended, modified, supplemented, extended, restated or replaced from time to time;

                                    (d) Term Loan Note dated April 18, 1997,
         executed by, among other obligors, Borrower and payable to the order of Bank One in the principal amount of $1,800,000, maturing on May 1, 2000, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time;

                                    (e) Term Loan Note dated April 18, 1997,
         executed by, among other obligors, Borrower and payable to the order of HNB in the principal amount of $1,200,000, maturing on May 1, 2000, as the same may be amended, modified, supplemented, extended, restated or replaced from time to time (the promissory notes described in the foregoing subparagraphs (a), (b), (c), (d) and this subparagraph (e) shall collectively be referred to as the "Notes");

                                    (f) Revolving Credit Loan Agreement dated as
         of January 28, 1997, entered into by and among Borrower, other obligors, Mortgagee and the Banks, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement dated as of April 18, 1997, entered into by and among Borrower, other obligors, Mortgagee and the Banks, maturing on April 30, 1999, as the same may be further amended, modified, supplemented, extended, restated or replaced from time to time (the "Credit Agreement"); and

                                    (g) "Letter of Credit Documents", which
         shall mean, collectively, "Commercial L/Cs", "Commercial L/C Applications", "Standby

         L/Cs" and "Standby L/C Applications", as such terms are defined in the Credit Agreement;

together with interest thereon, and all renewals, extensions, replacements and modifications of the foregoing;".

         (c) The reference to "Thirty-eight Million Dollars ($38,000,000.00)" in the last sentence of the second full paragraph on page 3 of the Mortgage shall be amended in its entirety to provide "$46,000,000".

         2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and confirms that all representations and warranties made by it in the Mortgage continue to be true, accurate and complete as of the date hereof.

         3. CONTINUING EFFECT. Except as modified herein, all covenants, conditions and agreements of the Borrower contained in the Mortgage shall remain in full force and effect.

         4. GOVERNING LAW. The Mortgage, as amended by this Amendment, and this Amendment shall be construed in accordance with and be governed by the law of the State of Ohio.

         5. PRESERVATION OF EXISTING LIENS AND SECURITY INTERESTS. Each mortgage, security interest, pledge, hypothecation, lien, assignment or other conveyance of any right, title or interest in any property of any kind delivered to the Agent on behalf of the Banks or to the Banks at any time, including the Mortgage as amended by this Amendment, by any person or entity in connection with the Obligations secured thereby shall remain in full force and effect following the execution of this Amendment.

         6. EXECUTION OF AMENDMENT. The Borrower has freely and voluntarily executed this Amendment with full advice of legal counsel of its own choosing, and is not under coercion or duress in connection with the execution or performance of this Amendment.

         7. AUTHORIZATION. The Borrower covenants and warrants to the Banks and the Agent that the execution and delivery of this Amendment has been duly authorized by all necessary and appropriate action on the part of the Borrower.

         8. INTERPRETATION. This Amendment is deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity shall not be interpreted against any party, but shall be interpreted according to the rules for the interpretation of an arm's length agreement.

         9. HEADINGS. The headings of the sections of this Amendment are for convenience only and shall not affect the construction of this Amendment.

         10. RESERVATION OF RIGHTS; EFFECT ON INSOLVENCY PROCEEDING. Nothing herein shall be construed to release, waive, relinquish, discharge or in any other manner modify or affect the ability of any party hereto to contest to the discharge or dischargeability in bankruptcy of the obligation of any person or entity in connection with the Mortgage or the Loan Documents (as defined in the Mortgage).

         11. WAIVER OF JURY TRIAL. BORROWER, THE BANKS AND AGENT, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THE NOTES, THIS AMENDMENT, THE MORTGAGE OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT AGENT'S OR THE BANKS' ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE NOTES OR ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER BORROWER, THE BANKS NOR AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF BORROWER, THE BANKS OR AGENT EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

                   [Balance of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

Signed and acknowledged
in the presence of:
                                              Bank One, Columbus, NA,
------------------------------                   a national banking association,
Print Name:                                      individually and as Agent
           -------------------
                                              By:
------------------------------                   ----------------------------
Print Name:                                   Title:
           -------------------                      -------------------------




------------------------------                Rocky Shoes & Boots, Inc.
Print Name:                                     an Ohio corporation
           -------------------

                                              By:
------------------------------                   ----------------------------
Print Name:                                   Title:
           -------------------                      -------------------------




STATE OF OHIO             :
                          :  ss
COUNTY OF ATHENS          :

         The foregoing instrument was acknowledged before me this 18th day of April, 1997, by _________________________, _________________________ of Bank
One, Columbus, NA, a national banking association, for and on behalf of said national banking association, individually and as Agent.


                                            -------------------------------
                                            Notary Public

STATE OF OHIO              :
                           :  ss
COUNTY OF ATHENS           :

         The foregoing instrument was acknowledged before me this 18th day of April, 1997, by ___________________________, ______________________ of Rocky
Shoes & Boots, Inc., an Ohio corporation, for and on behalf of said corporation.

                                               -------------------------------
                                               Notary Public

















This instrument prepared by:

John D. Robinett, Esq.
Schottenstein, Zox & Dunn Co., L.P.A.
41 South High Street, Suite 2600
Columbus, Ohio  43215